GAMCO GLOBAL SERIES FUNDS, INC.

Gabelli Global Mini MitesTM Fund

(the “Fund”)

Supplement dated February 23, 2023, to the Fund’s Summary Prospectus for Class AAA Shares, Class A Shares, and Class I Shares, dated April 29, 2022

Effective February 23, 2023, the Fund’s Average Annual Total Returns Table is replaced in its entirety with the following:

Average Annual Total Returns (for the years ended December 31, 2021, with maximum sales charge, if applicable)	Past One Year	Since Inception (October 1, 2018)
Gabelli Global Mini Mites Fund
Class AAA Shares (first issued on 10/01/18)
Return Before Taxes	19.25%	9.16%
Return After Taxes on Distributions	13.94%	7.14%
Return After Taxes on Distributions and Sale of Fund Shares	12.45%	6.43%
Class A Shares (first issued on 10/01/18)
Return Before Taxes	12.52%	8.90%
Class I Shares (first issued on 10/01/18)
Return Before Taxes	19.25%	9.24%
S&P Developed SmallCap Index (reflects no deduction for fees, expenses, or taxes)	15.18%	10.62%

Please retain this Supplement for future reference.